SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 11, 2001

Commission File No. 001-11155

WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	23-1128670
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903
(Address of principal executive offices)                               (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

        This Current Report on Form 8-K contains forward-looking statements that reflect the current judgment of Westmoreland Coal Company, a Delaware corporation (the “Registrant”), on certain issues, including the Registrant’s use of the businesses acquired by it in the Acquisition (as defined in this Current Report on Form 8-K). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include the ability of the Registrant successfully to operate the Beulah and Savage mines through the Registrant’s separate subsidiary, Westmoreland Mining LLC (“Westmoreland Mining”), the intense competition the Registrant faces, and the other risks described in Item 1 and Item 7 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

Item 2. Acquisition or Disposition of Assets

        On May 11, 2001, the Registrant completed its acquisition (the “Acquisition”) of the coal business of Knife River Corporation (“KRC”), a subsidiary of MDU Resources Group, Inc. (“MDU”), pursuant to an Asset Purchase Agreement dated as of September 27, 2000 (the “Asset Purchase Agreement”) by and between Dakota Westmoreland Corporation, a Delaware corporation formerly known as Westmoreland-Knife River Coal Acquisition Corp. (“DWC”), and KRC. The acquisition was effective April 30, 2001.

        Immediately prior to the Acquisition, certain rights related to the former Gascoyne mine site near Gascoyne, North Dakota, were assigned to the Registrant’s subsidiary, Westmoreland Power, Inc. (“WPI”), the rights related to the assets associated with the Savage Mine were assigned to WCCO-KRC Acquisition Corp. (“WCCO-KRC”), a Delaware corporation and a subsidiary of Westmoreland Mining, and the remaining rights under the Asset Purchase Agreement were assigned to DWC. The assets acquired from KRC under the Asset Purchase Agreement are referred to below as the “Acquired Assets.”

        The purchase price for the Acquired Assets under the Asset Purchase Agreement is $28.8 million. The Asset Purchase Agreement also contains a mechanism to adjust the purchase price for changes in the book value of the assets acquired between the date of the Asset Purchase Agreement and the effective date of the Acquisition. As a result of preliminary estimates of the purchase price adjustment, the Acquired Assets were purchased for aggregate consideration of $26 million.

        The sources of funds used for the purchase were: $6 million contributed as equity to Westmoreland Mining by the Registrant; and $20 million borrowed by Westmoreland Mining under the Term Loan Agreement dated as of April 27, 2001 (the “Term Loan Agreement”) by and among Westmoreland Mining, the other Obligors (as such term is defined below), and the purchasers of the notes issued under the Term Loan Agreement, who are named in Schedule A thereto (the “Purchasers”). The obligations of Westmoreland Mining under the Term Loan Agreement were guaranteed by Westmoreland Mining’s four operating subsidiaries, Western Energy Company, a Montana corporation (“WECO”), Northwestern Resources Co., a Montana corporation (“NWR”), DWC, and WCCO-KRC, each of which is an “Obligor” under the Term Loan Agreement. As security for the obligations under the Term Loan Agreement, the Registrant pledged to the Purchasers all of the outstanding member interests in Westmoreland Mining, and Westmoreland Mining pledged to the Purchasers all of the outstanding capital stock of WECO, NWR, DWC, and WCCO-KRC. In addition, each of WECO, NWR, DWC, and WCCO-KRC granted to the Purchasers a security interest in substantially all of its personal property, including all of the coal sales contracts (unless the grant of a security interest therein was prohibited by the terms of such contracts), and granted to the Purchasers a security interest in substantially all of its owned and leased real property (unless the grant of a mortgage or security interest in such property was prohibited).

        The Registrant expects to treat the Acquisition as a purchase for accounting purposes.

        The terms of the Asset Purchase Agreement and the Acquisition were determined on the basis of “arm’s-length” negotiations among the parties. Prior to the execution of the Asset Purchase Agreement, none of the Registrant, its officers or directors or any associate of any such officer or director, or its affiliates had any material relationship with KRC.

        Historically, KRC mined lignite (a type of coal with a lower BTU content than other types of coal) from the Beulah Mine near Beulah, North Dakota and the Savage Mine in Richland County, Montana and sold that lignite, principally under long-term contracts to: the Coyote Station, a power plant with a 427 MW capacity located adjacent to the Beulah Mine; the Heskett Station, a two-unit power plant with a 100 MW capacity located 74 miles from the Beulah Mine; and the Lewis and Clark Station, a power plant with a 69 MW capacity located approximately 30 miles from the Savage Mine. The Registrant intends, through DWC and WCCO-KRC, to operate Beulah and Savage in substantially the same manner as they were prior to their sale.

        Mining operations at the former KRC Gascoyne Mine were indefinitely suspended several years prior to the Acquisition. Pursuant to the terms of the Asset Purchase Agreement, at any time prior to December 31, 2010, WPI and KRC each have the right to notify the other of its intent to develop the Gascoyne Reserve. If WPI gives KRC notice of its intent to develop the Gascoyne Reserve, KRC can either jointly develop and share equally in the costs or elect to receive a 2% overriding royalty on the price of coal. If KRC notifies WPI of its intent to develop the Gascoyne Reserve, WPI can elect to jointly develop and share equally in the costs. In addition, WPI has the option, until December 31, 2001, to match any offer to purchase KRC’s interest in the Gascoyne Reserve. The Registrant has given KRC notice of its intent to develop the Gascoyne Reserve.

        The Registrant believes that Gascoyne may be a suitable site for construction of a new lignite fueled power plant under Lignite Vision 21, a partnership between the State of North Dakota and the Lignite Energy Council (“LEC”) designed to encourage construction of a new baseload power plant in North Dakota. Both WPI and Montana-Dakota Utilities Co. (“MDU”), a division of MDU Resources Group, Inc., have filed applications with the LEC and the North Dakota Industrial Commission to build a 500 MW power generation project at the Gascoyne site. On April 26, 2001, WPI and MDU executed a non-binding letter of intent to jointly develop such a 500 MW power project at the Gascoyne site. On May 2, 2001, WPI and MDU advised the LEC and the Industrial Commission of their intent to work together on the Gascoyne project and requested the LEC and the Industrial Commission to defer any action on the WPI application until the parties executed a definitive joint venture development agreement. The LEC and the Industrial Commission approved the MDU application, took the WPI application under advisement and agreed to make up to $10 million available from the North Dakota Lignite Research, Development and Marketing Program to assist in the effort to develop a power plant at the Gascoyne site. Upon signing a definitive joint venture development agreement, WPI is expected to own 50% of the MDU project. The State’s funds must be matched by the project developers.

        Westmoreland Mining, a wholly owned subsidiary of the Registrant, is a special purpose Delaware limited liability company formed December 4, 2000 for the purpose of facilitating the financing of the Acquisition and the acquisition of the coal business of The Montana Power Company (the “Montana Power Transaction”) and, through its subsidiaries, operating the businesses acquired in the Acquisition and the Montana Power Transaction. The Term Loan Agreement prohibits Westmoreland Mining from assuming or guaranteeing the liabilities of any person or entity, including the Registrant, except under certain limited circumstances. The Registrant has not guaranteed the obligations of Westmoreland Mining under the Term Loan Agreement, and except for the pledge referred to above and the Management Fee Subordination Agreement, pursuant to which the Registrant agreed (among other things) not to accept payment of management fees upon the occurrence and during the continuance of an event of default or potential event of default under the Term Loan Agreement, the Registrant is not a party to the agreements executed in connection with the Term Loan Agreement.

        The foregoing discussion of the Asset Purchase Agreement, the Term Loan Agreement, and the pledge agreement, security agreement, guaranty agreement, and collateral assignment of contract rights executed in connection with the Term Loan Agreement does not purport to be complete and is qualified (x) by reference to the full text of the Asset Purchase Agreement, which was filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed February 5, 2001 and is incorporated herein by reference and (y) by reference to the full text of Term Loan Agreement and the pledge agreement, security agreement, guaranty agreement, and collateral assignment of contract rights executed in connection with the Term Loan Agreement, which were filed as exhibits to the Registrant’s Current Report on Form 8-K filed May 15, 2001 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements of Businesses Acquired

        The Registrant has not included the financial statements of the business acquired, as described in Item 2 of this Current Report on Form 8-K, and will file such financial statements not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

        (b) Pro Forma Financial Information

        The Registrant has not included the pro forma financial information for the transaction described in Item 2 of this Current Report on Form 8-K and will file such pro forma financial information not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

        (c) Exhibits

        The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents incorporated herein by reference, are attached hereto. Documents identified as incorporated herein by reference are not attached hereto and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reference is made to such documents as previously filed with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: May 25, 2001	By: /s/ Robert J. Jaeger
Robert J. Jaeger
Senior Vice President-Finance

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of September 27, 2000 by and between Knife River Corporation and Westmoreland-Knife River Coal Acquisition Corp. (incorporated herein by reference to exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed February 5, 2001, file no. 001-11155)

99.1	Press Release dated May 11, 2001

99.2	Term Loan Agreement dated as of April 27, 2001 by and among Westmoreland Mining LLC, WCCO-KRC Acquisition Corp., Dakota Westmoreland Corporation, Western Energy Company, Northwestern Resources Co., the other entities from time to time party thereto as guarantors, and the purchasers named in Schedule A thereto (incorporated herein by reference to exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed May 15, 2001, file no. 001-11155)

99.3	Pledge Agreement (Noteholders) dated as of April 27, 2001 by and among Westmoreland Coal Company, Westmoreland Mining LLC, the other entities from time to time party thereto as pledgors, and Firstar Bank, N.A., as collateral agent for the purchasers in connection with the Term Loan Agreement (incorporated herein by reference to exhibit 99.4 to the Registrant’s Current Report on Form 8-K filed May 15, 2001, file no. 001-11155)

99.4	Continuing Agreement of Guaranty and Suretyship dated as of April 27, 2001 by and among WCCO-KRC Acquisition Corp., Dakota Westmoreland Corporation, Western Energy Company, Northwestern Resources Co., and each of the other persons which becomes a guarantor thereunder, in favor of the purchasers under the Term Loan Agreement (incorporated herein by reference to exhibit 99.6 to the Registrant’s Current Report on Form 8-K filed May 15, 2001, file no. 001-11155)

99.5	Security Agreement dated as of April 27, 2001 by and among Westmoreland Mining LLC, WCCO-KRC Acquisition Corp., Dakota Westmoreland Corporation, Western Energy Company, Northwestern Resources Co., and each of the other persons which becomes a guarantor under the Term Loan Agreement and Firstar Bank, N.A., as collateral agent for the purchasers under the Term Loan Agreement (incorporated herein by reference to exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed May 15, 2001, file no. 001-11155)

99.6	Collateral Assignment of Contract Rights dated as of April 27, 2001 by and among Westmoreland Mining LLC, WCCO-KRC Acquisition Corp., Dakota Westmoreland Corporation, Western Energy Company, Northwestern Resources Co., and each of the persons that becomes a guarantor under the Term Loan Agreement, in favor of Firstar Bank, N.A., as collateral agent for the purchasers under the Term Loan Agreement (incorporated herein by reference to exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed May 15, 2001, file no. 001-11155)

Exhibit 99.1

Westmoreland Announces Closing of Purchase of
Knife River Corporation’s
Coal Assets

Colorado Springs, CO – May 11, 2001 -- Westmoreland Coal Company (AMEX: WLB) (“Westmoreland Coal”) and Knife River Corporation, a subsidiary of MDU Resources Group, Inc. (NYSE: MDU), announced today that Westmoreland Coal’s wholly owned subsidiaries, Westmoreland Mining LLC and Westmoreland Power, Inc. (“Westmoreland Power”), have completed the purchase of Knife River Corporation’s coal assets, effective April 30, 2001 for $28.8 million in cash before closing adjustments.

Included in the sale to Westmoreland Mining LLC are operating coal mines in North Dakota and Montana, coal sales agreements, reserves and mining equipment. The Beulah Mine near Beulah, ND supplies lignite under long-term contracts to the nearby 427 MW Coyote Generating Station operated by Otter Tail Power and the 100 MW Heskett Station, located near Mandan, ND, approximately 74 miles from the mine, owned by Knife River affiliate, Montana-Dakota Utilities. The Savage Mine located near Sidney, MT supplies the 50 MW Lewis & Clark Station owned by Montana-Dakota Utilities and an industrial facility owned by Holly Sugar near Sidney, MT. The two mining operations produce over 3 million tons of lignite annually.

The sale to Westmoreland Power included certain development rights at the site of Knife River’s former Gascoyne Mine in North Dakota. Westmoreland Power and Montana-Dakota Utilities have proposed to develop a 500 MW lignite-fired power project at the Gascoyne site in conjunction with Lignite Vision 21 and the two companies have signed a letter of intent to jointly develop a mine-mouth power project at that site. Montana- Dakota Utilities’ application for $10 million in funding from the State of North Dakota was approved last week and Westmoreland Power will join that application and withdraw its separate application once a definitive joint venture development agreement is executed.

Christopher K. Seglem, Westmoreland Coal’s Chairman, President and CEO said, “We are delighted to add the Beulah and Savage operations to Westmoreland Mining’s growing portfolio of low-cost mine-mouth coal operations. We look forward to long, productive relationships with these new employees and customers, the local and regional coal-fired generating plants, the industrial customers supplied by these mines and to supporting the lignite industry and communities where these operations are located. Westmoreland sees a promising future for low-cost, environmentally sound coal-fired energy production in this region, and is excited about the prospect of our power development subsidiary joining forces with Montana-Dakota Utilities to develop the 500 MW Lignite Vision 21 power plant at the Gascoyne site.”

“This transaction represents the second strategic acquisition completed since we first outlined our growth strategy in our Annual Report to shareholders in April 2000,” continued Seglem. “Domestic power shortages reaffirm the importance of clean coal-fired generation and the operations acquired through the Montana Power and Knife River transactions produce over 22 million tons of coal in total per year under long-term contracts to supply contiguous or nearby baseload power plants. We believe these profitable coal operations will provide Westmoreland with especially attractive returns because of the Company’s ability to use its tax-loss carryforwards to shelter their taxable income.”

“Knife River’s coal mining operations have been a part of MDU Resources since1945, so making the decision to exit the coal mining business was not easy,” stated Terry D. Hildestad, president and chief executive officer of Knife River. “However, with Knife River’s growing construction materials operations providing over 90 percent of Knife River’s revenues, it is prudent to concentrate on that business and take advantage of Westmoreland’s interest in our coal operations. With a primary focus on coal operations, Westmoreland is in a position to enhance the long-term viability of the coal mines. We are pleased that we were able to come to agreement on a deal that is beneficial to the employees of the mines as well as to the stockholders of both MDU Resources and Westmoreland.”

Westmoreland Coal Company, headquartered in Colorado Springs, is the oldest independent coal company in the United States. The company’s coal operations include Powder River Basin coal mining through its 80%-owned subsidiary, Westmoreland Resources, Inc., and additional operations in Montana, Texas and North Dakota acquired from Montana Power Company and Knife River Corporation through its wholly owned subsidiary Westmoreland Mining LLC, a special purpose Delaware limited liability company. The Company also has interests in four operating independent power projects held by its wholly owned subsidiary, Westmoreland Energy, Inc., and holds a 20% interest in Dominion Terminal Associates, a coal shipping and terminal facility in Newport News, Virginia. Westmoreland is implementing a growth strategy dedicated to meeting America’s dual goals of low-cost power and a clean environment through the acquisition and development of complementary, niche opportunities in coal, power and other segments of the energy sector.

Knife River Corporation, headquartered in Bismarck, North Dakota, mines and markets aggregates and related value-added construction materials, products and services in Alaska, California, Hawaii, Minnesota, Montana, Oregon, Washington and Wyoming. Knife River is a wholly-owned subsidiary of MDU Resources Group, Inc. MDU Resources provides energy, value-added natural resource products and related services that are essential to our country’s energy, transportation and communication infrastructure.

As to Westmoreland Coal Company: Certain statements in this press release which are not historical facts or information are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, the information set forth in Management’s Discussion and Analysis of Financial Condition and Results of Operations. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions; the ability of the Company to implement its business strategy; the Company’s access to financing; the Company’s ability to successfully identify new business opportunities; the Company’s ability to achieve anticipated cost savings and profitability targets; changes in the industry; competition; the Company’s ability to utilize its tax net operating losses; the ability to reinvest excess cash at an acceptable rate of return; weather conditions; the availability of transportation; price of alternative fuels; costs of coal produced by other countries; demand for electricity; the effect of regulatory and legal proceedings, the announced liquidity issues for Washington Group International and other factors discussed in Item 1 and Item 7 of the Company’s Form 10-K for the year ended December 31, 2000. As a result of the foregoing and other factors, no assurance can be given as to the future results and achievement of the Company. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of these statements.

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Westmoreland Coal Company Contact:	Diane Jones (719) 442-2600

Knife River Corporation Contact:	Cathi Christopherson MDU Resources Group, Inc. (701) 222-7959